Exhibit 99.3

OPENDOOR TECHNOLOGIES INC.

NON-GAAP MEASURES & KEY METRICS

(Unaudited)

($ in millions, except markets, homes purchased, homes sold, homes in inventory, and margins)	Period Ended				
	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Key Metrics					
Total Markets	45	44	44	39	27
Total Revenue	$ 5,151	$ 3,822	$ 2,266	$ 1,186	$ 747
Homes Purchased	9,020	9,639	15,181	8,494	3,594
Homes Sold	12,669	9,794	5,988	3,481	2,462
Homes in Inventory	13,360	17,009	17,164	7,971	2,958
Inventory	$ 4,664	$ 6,096	$ 6,268	$ 2,724	$ 841
Non-GAAP Financial Measures					
Adjusted Gross Profit	$ 512	$ 279	$ 233	$ 160	$ 97
Selling Costs	(136)	(99)	(52)	(26)	(18)
Holding Costs	(44)	(28)	(12)	(6)	(3)
Contribution Profit	$ 332	$ 152	$ 169	$ 128	$ 76
Contribution Profit After Interest	$ 290	$ 127	$ 159	$ 123	$ 73
Adjusted EBITDA	$ 176	$ 0.4	$ 35	$ 25	$ (2)
Adjusted Net Income (Loss)	$ 99	$ (80)	$ (18)	$ 3	$ (21)
Margins					
Total Revenue	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Adjusted Gross Profit	9.9 %	7.3 %	10.3 %	13.5 %	13.0 %
Contribution Margin	6.4 %	4.0 %	7.5 %	10.8 %	10.2 %
Contribution Margin After Interest	5.6 %	3.3 %	7.0 %	10.4 %	9.8 %
Adjusted EBITDA	3.4 %	— %	1.5 %	2.2 %	(0.3)%
Adjusted Net Income (Loss)	1.9 %	(2.1)%	(0.8)%	0.2 %	(2.8)%

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In millions, except share amounts which are presented in thousands, and per share amounts) (Unaudited) Three Months Ended March 31, 2022 2021 REVENUE $ 5,151 $ 747 COST OF REVENUE 4,616 650 GROSS PROFIT 535 97 OPERATING EXPENSES: Sales, marketing and operations 276 69 General and administrative 101 222 Technology and development 40 51 Total operating expenses 417 342 INCOME (LOSS) FROM OPERATIONS 118 (245) WARRANT FAIR VALUE ADJUSTMENT — (15) INTEREST EXPENSE (68) (11) OTHER (LOSS) INCOME – Net (22) 1 INCOME (LOSS) BEFORE INCOME TAXES 28 (270) INCOME TAX EXPENSE — — NET INCOME (LOSS) $ 28 $ (270) Net income (loss) per share attributable to common shareholders: Basic $ 0.05 $ (0.48) Diluted $ 0.04 $ (0.48) Weighted-average shares outstanding: Basic 619,137 565,381 Diluted 640,785 565,381

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except share data) (Unaudited) March 31, 2022 December 31, 2021 ASSETS CURRENT ASSETS: Cash and cash equivalents $ 2,312 $ 1,731 Restricted cash 444 847 Marketable securities 464 484 Escrow receivable 58 84 Mortgage loans held for sale pledged under agreements to repurchase 11 7 Real estate inventory, net 4,664 6,096 Other current assets ($4 and $4 carried at fair value) 126 91 Total current assets 8,079 9,340 PROPERTY AND EQUIPMENT – Net 49 45 RIGHT OF USE ASSETS 45 42 GOODWILL 60 60 INTANGIBLES – Net 10 12 OTHER ASSETS ($5 and $5 carried at fair value) 29 7 TOTAL ASSETS $ 8,272 $ 9,506 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $ 132 $ 137 Non-recourse asset-backed debt - current portion 2,660 4,240 Other secured borrowings 10 7 Interest payable 6 12 Lease liabilities - current portion 6 4 Total current liabilities 2,814 4,400 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 2,113 1,862 CONVERTIBLE SENIOR NOTES 955 954 LEASE LIABILITIES – Net of current portion 43 42 Total liabilities 5,925 7,258 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 622,918,512 and 616,026,565 shares issued, respectively; 622,918,512 and 616,026,565 shares outstanding, respectively — — Additional paid-in capital 4,028 3,955 Accumulated deficit (1,677) (1,705) Accumulated other comprehensive (loss) income (4) (2) Total shareholders’ equity 2,347 2,248 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $ 8,272 $ 9,506

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In millions) (Unaudited) Three Months Ended March 31, 2022 2021 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 28 $ (270) Adjustments to reconcile net income (loss) to cash, cash equivalents, and restricted cash provided by (used in) operating activities: Depreciation and amortization  18 10 Amortization of right of use asset 2 2 Stock-based compensation 67 239 Warrant fair value adjustment — 15 Gain on settlement of lease liabilities — (5) Inventory valuation adjustment 8 — Change in fair value of equity securities 22 — Net fair value adjustments and gain (loss) on sale of mortgage loans held for sale (1) (1) Origination of mortgage loans held for sale (46) (32) Proceeds from sale and principal collections of mortgage loans held for sale 43 32 Changes in operating assets and liabilities: Escrow receivable 26 (18) Real estate inventory 1,416 (375) Other assets (28) (8) Accounts payable and other accrued liabilities 2 16 Interest payable (5) — Lease liabilities (2) (10) Net cash provided by (used in) operating activities 1,550 (405) CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (10) (4) Purchase of marketable securities (28) (34) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 22 23 Purchase of non-marketable equity securities (25) (10) Capital returns of non-marketable equity securities 3 — Net cash used in investing activities (38) (25) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from exercise of stock options 2 — Proceeds from the February 2021 Offering — 886 Issuance cost of common stock — (29) Proceeds from non-recourse asset-backed debt 2,292 673 Principal payments on non-recourse asset-backed debt (3,622) (423) Proceeds from other secured borrowings 45 31 Principal payments on other secured borrowings (41) (31) Payment of loan origination fees and debt issuance costs (10) —

Net cash provided by financing activities (1,334) 1,107 NET INCREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 178 677 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 2,578 1,506 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $ 2,756 $ 2,183 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest $ 68 $ 9 DISCLOSURES OF NONCASH ACTIVITIES: Stock-based compensation expense capitalized for internally developed software $ 4 $ 5 RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents $ 2,312 $ 2,040 Restricted cash 444 143 Cash, cash equivalents, and restricted cash $ 2,756 $ 2,183

OPENDOOR TECHNOLOGIES INC.

NON-GAAP FINANCIAL MEASURES

(Unaudited)

Reconciliation of our Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest to our Gross Profit

	Three Months Ended				
(in millions, except percentages and homes sold, or as noted)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Gross profit (GAAP)	$ **535**	$ **272**	$ **202**	$ **159**	$ **97**
Gross Margin	10.4 %	7.1 %	8.9 %	13.4 %	13.0 %
Adjustments:					
Inventory valuation adjustment – Current Period [1][2]	8	24	31	1	—
Inventory valuation adjustment – Prior Periods [1][3]	(31)	(17)	—	—	—
Adjusted Gross Profit	$ **512**	$ **279**	$ **233**	$ **160**	$ **97**
Adjusted Gross Margin	9.9 %	7.3 %	10.3 %	13.5 %	13.0 %
Adjustments:					
Direct selling costs [4]	(136)	(99)	(52)	(26)	(18)
Holding costs on sales – Current Period [5][6]	(16)	(12)	(7)	(3)	(2)
Holding costs on sales – Prior Periods [5][7]	(28)	(16)	(5)	(3)	(1)
Contribution Profit	$ **332**	$ **152**	$ **169**	$ **128**	$ **76**
Homes sold in period	12,669	9,794	5,988	3,481	2,462
Contribution Profit per Home Sold (in thousands)	$ **26**	$ **16**	$ **28**	$ **37**	$ **31**
Contribution Margin	6.4 %	4.0 %	7.5 %	10.8 %	10.2 %
Adjustments:					
Interest on homes sold – Current Period [8][9]	(16)	(12)	(6)	(3)	(2)
Interest on homes sold – Prior Periods [8][10]	(26)	(13)	(4)	(2)	(1)
Contribution Profit After Interest	$ **290**	$ **127**	$ **159**	$ **123**	$ **73**
Contribution Margin After Interest	5.6 %	3.3 %	7.0 %	10.4 %	9.8 %

[1] Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

[2] Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

[3] Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

[4] Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes.

[5] Holding costs include mainly property taxes, insurance, utilities, homeowners association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the Condensed Consolidated Statements of Operations.

[6] Represents holding costs incurred in the period presented on homes sold in the period presented.

[7] Represents holding costs incurred in prior periods on homes sold in the period presented.

[8] This does not include interest on mezzanine term debt facilities or other indebtedness.

[9] Represents the interest expense under our asset-backed senior debt facilities incurred during the period on homes sold in the current period.

[10] Represents the interest expense under our asset-backed senior debt facilities incurred during prior periods on homes sold in the current period.

Reconciliation of our Adjusted Net Income (Loss) and Adjusted EBITDA to our Net Loss

	Three Months Ended				
(in millions, except percentages)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net Income (loss) (GAAP)	**$ 28**	**$ (191)**	**$ (57)**	**$ (144)**	**$ (270)**
Adjustments:					
Stock-based compensation	67	71	62	164	239
Equity securities fair value adjustment[1]	22	16	(51)	—	—
Warrant fair value adjustment[1]	—	—	(3)	(24)	15
Intangibles amortization expense[2]	2	2	1	1	—
Inventory valuation adjustment – Current Period[3][4]	8	24	31	1	—
Inventory valuation adjustment — Prior Periods[3][5]	(31)	(17)	—	—	—
Gain on lease termination	—	—	—	—	(5)
Payroll tax on initial RSU release	—	—	—	5	—
Legal contingency accrual	3	14	—	—	—
Other[6]	—	1	(1)	—	—
Adjusted Net Income (Loss)	**$ 99**	**$ (80)**	**$ (18)**	**$ 3**	**$ (21)**
Adjustments:					
Depreciation and amortization, excluding amortization of intangibles	9	9	8	7	9
Property financing[7]	58	62	38	12	7
Other interest expense[8]	10	10	6	4	4
Interest income[9]	—	(1)	—	(1)	(1)
Income tax expense	—	—	1	—	—
Adjusted EBITDA	**$ 176**	**$ 0.4**	**$ 35**	**$ 25**	**$ (2)**
Adjusted EBITDA Margin	3.4 %	— %	1.5 %	2.2 %	(0.3)%

(1) Represents the gains and losses on our financial instruments, which are marked to fair value at the end of each period.

(2) Represents amortization of acquisition-related intangible assets. The acquired intangible assets have useful lives ranging from 1 to 5 years and amortization is expected until the intangible assets are fully amortized.

(3) Inventory valuation adjustment includes adjustments to record real estate inventory at the lower of its carrying amount or its net realizable value.

(4) Inventory valuation adjustment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end.

(5) Inventory valuation adjustment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented.

(6) Includes primarily gain or loss on disposal of fixed assets, gain or loss on interest rate lock commitments, gain or loss on the sale of available for sale securities, and sublease income.

(7) Includes interest expense on our non-recourse asset-backed debt facilities.

(8) Includes amortization of debt issuance costs and loan origination fees, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, interest expense related to the 2026 convertible senior notes outstanding, and interest expense on other secured borrowings.

(9) Consists mainly of interest earned on cash, cash equivalents and marketable securities.